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               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                         ---------------

                           FORM 8-K/A

                         CURRENT REPORT

        Pursuant to Section 13 or 15(d) of the Securities
                      Exchange Act of 1934



                         ---------------


        Date of Report (Date of earliest event reported):
                           May 7, 1998



                  PIONEER FINANCIAL CORPORATION
     (Exact name of registrant as specified in its charter)



          Kentucky                    0-28076               61-1273657
(State or other jurisdiction      (Commission File         (IRS Employer
     of incorporation)                 Number)          Identification No.)



25 East Hickman Street, Winchester, Kentucky                    40391
(Address of principal executive offices)                      (Zip Code)


                         (606) 744-3972
      (Registrant's telephone number, including area code)



                         Not Applicable
  (Former name or former address, if changed since last report)


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
Item 1.   Changes in Control of Registrant.
          --------------------------------

          On May 7, 1998, the Registrant executed a Share Exchange Agreement, dated as of May 7, 1998 (the "Exchange Agreement"), between the Registrant, Pioneer Federal Savings Bank, a federally chartered savings bank and wholly-owned subsidiary of the Registrant and Central Bancshares, Inc., a Kentucky corporation ("Central"), pursuant to which, among other things, (a) Central will acquire all of the outstanding shares of the Registrant in a statutory share exchange, (b) each share of common stock of the Registrant shall be automatically converted into and exchanged for the right to receive a cash payment of $98.50, without interest, for a total exchange consideration for all shares of the Registrant's common stock of not more than $20,510,950.

          For further information concerning the share exchange, the Exchange Agreement and related Plan of Share Exchange, see
Exhibits 2 and 99 hereto, which are incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial Information
          -----------------------------------------------------
          and Exhibits.
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(c)  Exhibits.
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     The following exhibits are filed as a part of this report:

Exhibit
Number              Description of Exhibit
-------             ----------------------

   2      --   Share Exchange Agreement, dated as of May 7, 1998,
               by and among Pioneer Financial Corporation, Pioneer Federal Savings Bank and Central
               Bancshares, Inc. and the related Plan of Share
               Exchange

  99      --   Joint Press Release dated May 8, 1998, announcing
               the share exchange between Pioneer Financial
               Corporation and Central Bancshares, Inc.

                           Signatures
                           ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 11, 1998


                              PIONEER FINANCIAL CORPORATION



                              By: /s/ Carl C. Norton
                                 -----------------------------
                                 Carl C. Norton, President



NOTE: This amendment is being filed to amend the Form 8-K filed through the EDGAR system and accepted on Monday, May 11, 1998, which failed to show the actual date of execution.

                        INDEX TO EXHIBITS


Exhibit
Number                   Description of Exhibits
-------                  -----------------------

  2       --   Share Exchange Agreement, dated as of May 7, 1998,
               by and among Pioneer Financial Corporation, Pioneer Federal Savings Bank and Central
               Bancshares, Inc. and the related Plan of Share
               Exchange. The Registrant agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request.

 99       --   Joint Press Release dated May 8, 1998, announcing
               the share exchange between Pioneer Financial
               Corporation and Central Bancshares, Inc.